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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

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                               FORM 8-K


                            CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


                            APRIL 25, 1997
           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                      FIRST OZAUKEE CAPITAL CORP.
        (Exact Name of Registrant as Specified in its Charter)

                               WISCONSIN
            (State or Other Jurisdiction of Incorporation)
             0-24664                                     39-1781744
      (Commission File Number)                (IRS Employer Identification No.)

W61 N526 Washington Avenue, Cedarburg, Wisconsin            53012
   (Address of Principal Executive Offices)              (Zip Code)

                            (414) 377-0750
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.   OTHER EVENTS

     On April 25, 1997, the Registrant signed a definitive Agreement and Plan of Reorganization that provides for the acquisition of the Registrant, and its wholly-owned banking subsidiary, by Central Illinois Bancorp, Inc., Sidney, Illinois ("CIB"). Under the terms of the definitive agreement, CIB will acquire all of the outstanding shares of the Registrant through an exchange for cash pursuant to a merger. For information regarding the terms of the proposed transaction, reference is made to the definitive agreement and the press release dated April 25, 1997, which are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:

               Exhibit 2 Agreement and Plan of Reorganization, dated as of April 25, 1997

               Exhibit 99  April 25, 1997 Press Release

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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST OZAUKEE CAPITAL CORP.


                                   By:  /s/ Russell S. Jones
                                      -----------------------------------------
                                            Russell S. Jones, President and
                                            Chief Executive Officer

Dated: May 2, 1997

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                             EXHIBIT INDEX


Number          Description
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2               Agreement and Plan of Reorganization, dated as of
                April 25, 1997.
99              April 25, 1997 Press Release.